UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 28, 2022

VECTOR GROUP LTD.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-5759			65-0949535
(Commission File Number)			(I.R.S. Employer Identification No.)

4400 Biscayne Boulevard	Miami	Florida	33137
(Address of Principal Executive Offices)			(Zip Code)

(305) 579-8000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to 12(b) of the Act:

Title of each class:	Trading	Name of each exchange
	Symbol(s)	on which registered:
Common stock, par value $0.10 per share	VGR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders

        On June 28, 2022, Vector Group Ltd. held its 2022 annual meeting of stockholders, where stockholders considered and voted upon the following proposals:
Proposal 1: Election of Directors.
        Each of the directors nominated received the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes (1)

Bennett S. LeBow	116,377,678	2,352,998	203,961	19,998,471
Howard M. Lorber	115,543,740	3,042,930	347,967	19,998,471
Richard J. Lampen	114,159,034	4,433,738	341,865	19,998,471
Stanley S. Arkin	36,910,905	81,817,394	206,338	19,998,471
Henry C. Beinstein	90,678,349	27,454,892	801,396	19,998,471
Ronald J. Bernstein	117,017,506	1,702,787	214,344	19,998,471
Paul V. Carlucci	64,053,245	54,666,732	214,660	19,998,471
Jean E. Sharpe	61,524,944	57,204,820	204,873	19,998,471
Barry Watkins	116,115,472	2,609,522	209,643	19,998,471
Wilson L. White	118,013,840	710,050	210,747	19,998,471
(1)    Under the Company's governing documents, broker non-votes have no effect on the outcome of the matter acted on.
Proposal 2: Advisory approval of executive compensation (say on pay).
        The advisory vote to approve the compensation of the Company’s named executive officers received the following votes:

For	Against	Abstain	Broker Non-Votes (1)
52,204,948	66,042,958	686,731	19,998,471
(1)    Under the Company's governing documents, broker non-votes have no effect on the outcome of the matter acted on.
Proposal 3: Approval of ratification of Deloitte & Touche LLP as independent registered public accounting firm for the year ending December 31, 2022.
        The selection of the independent registered public accounting firm received the following votes:

For	Against	Abstain
138,228,203	456,290	248,615

Proposal 4: Advisory approval of a stockholder proposal requesting the Company to amend its governing documents to require the Chairman of the Board of Directors to be an independent director.
        The stockholder proposal entitled “independent board chairman" received the following votes:

For	Against	Abstain	Broker Non-Votes (1)
50,989,165	67,422,560	522,912	19,998,471
(1)    Under the Company's governing documents, broker non-votes have no effect on the outcome of the matter acted on.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTOR GROUP LTD.

By:	/s/ J. Bryant Kirkland III
J. Bryant Kirkland III
Senior Vice President, Treasurer and Chief Financial Officer
Date: June 30, 2022